                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                                                      [X]

Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                ING MUTUAL FUNDS
                (Name of Registrant as Specified in Its Charter)

   ___________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party

(4)  Date Filed:

                                ING MUTUAL FUNDS
                            ING PRECIOUS METALS FUND

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                 August 4, 2006

Dear Shareholder:

     On behalf of the Board of Trustees of ING Precious Metals Fund ("Fund"), a series of ING Mutual Funds, I am pleased to invite you to a special meeting of shareholders ("Special Meeting") of the Fund scheduled for 10:00 a.m., local time, on September 21, 2006 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a shareholder.

     At the Special Meeting, shareholders of the Fund will be asked to approve:

     (1) Changing the Fund's investment objective from a fundamental investment objective of attaining "capital appreciation and hedging against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world" to a non-fundamental investment objective of attaining "long-term capital appreciation";

     (2) Modifying the Fund's fundamental investment restriction governing industry concentration;
     (3) Eliminating the Fund's fundamental investment restriction governing commodities investment;

     (4) Modifying the Fund's fundamental investment restriction governing its ability to borrow money; and

     (5) A "Manager-of-Managers" arrangement for the Fund to permit ING Investments, LLC, in its capacity as the Fund's investment adviser, subject to prior approval by the Board of Trustees of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.
     All five Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the Proposals are in the best interests of the Fund and its shareholders and unanimously recommend that you vote "FOR" the Proposals.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE

TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN SEPTEMBER 20, 2006.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        /s/ James M. Hennessy
                                        ----------------------------------------
                                        James M. Hennessy
                                        President and Chief Executive Officer

                      (This page intentionally left blank)

                                ING MUTUAL FUNDS
                            ING PRECIOUS METALS FUND

                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           OF ING PRECIOUS METALS FUND
                        SCHEDULED FOR SEPTEMBER 21, 2006

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING Precious Metals Fund ("Fund"), a series of ING Mutual Funds, is scheduled for September 21, 2006, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     At the Special Meeting, you will be asked to consider and approve the following Proposals:

     (1) To approve a change in the Fund's investment objective from a fundamental investment objective of attaining "capital appreciation and hedging against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world" to a non-fundamental investment objective of attaining "long-term capital appreciation";

     (2) To approve modifying the Fund's fundamental investment restriction governing industry concentration;

     (3) To approve eliminating the Fund's fundamental investment restriction governing commodities investment;

     (4) To approve modifying the Fund's fundamental investment restriction governing its ability to borrow money; and

     (5) To approve a "Manager-of-Managers" arrangement for the Fund to permit ING Investments LLC, in its capacity as the Fund's investment adviser, subject to prior approval by the Board of Trustees of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

     Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting.

     Shareholders of record as of the close of business on June 30, 2006 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, BUT IN NO EVENT LATER THAN SEPTEMBER 20, 2006, THE ENCLOSED PROXY BALLOT so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by: (1) executing and submitting a new proxy bearing a later date; or (2) giving written notice of revocation to the Fund; or (3) voting in person at the Special Meeting.

                                        By Order of the Board of Trustees,


                                        /s/ Huey P. Falgout, Jr.
                                        ----------------------------------------
                                        Huey P. Falgout, Jr., Secretary

Dated: August 4, 2006

                                 PROXY STATEMENT

                                ING MUTUAL FUNDS
                            ING PRECIOUS METALS FUND

                                 AUGUST 4, 2006

                            TOLL FREE: (800) 992-0180
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                        SCHEDULED FOR SEPTEMBER 21, 2006

                                   ----------

                      (This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?

     The Board of Trustees ("Board" or "Board of Trustees") of ING Mutual Funds ("Trust") is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Ballot on or about August 4, 2006 to you and all other shareholders of record, as of the close of business on June 30, 2006, of ING Precious Metals Fund ("Fund"). The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of the Fund.

WHO IS ELIGIBLE TO VOTE?

     Shareholders of record who own shares in the Fund at the close of business on June 30, 2006 ("Record Date") are eligible to vote. (See "How do I vote?" and "General Information" for a more detailed discussion of voting procedures).

     Each share of each class of the Fund is entitled to one vote and fractional shares are counted as fractional votes. The following table sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date.

CLASS   SHARES OUTSTANDING
-----   ------------------
A         12,009,731.700
          --------------
TOTAL     12,009,731.700
          ==============

     To the best of the Trust's knowledge, as of June 30, 2006, no person owned beneficially more than 5% of any class of voting securities of the Fund, except as set forth in APPENDIX A. To the best of the Trust's knowledge, as of such date, no Trustee or Executive Officer owned beneficially more than 1% of any class of equities of the Fund.

WHY IS THE SPECIAL MEETING BEING HELD?

     The Special Meeting is being held for the following purposes:

     1. To approve a change in the Fund's investment objective from a fundamental investment objective of attaining "Capital appreciation and hedging against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world" to a non-fundamental investment objective of attaining "long-term capital appreciation";

     2. To approve modifying the Fund's fundamental investment restriction governing industry concentration;

     3. To approve eliminating the Fund's fundamental investment restriction governing commodities investment;

     4. To approve modifying the Fund's fundamental investment restriction governing its ability go borrow money;

     5. To approve a "Manager-of-Managers" arrangement for the Fund to permit ING Investments LLC ("ING Investments"), in its capacity as the Fund's investment adviser, subject to prior approval by the Board of Trustees of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders; and

     6. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

     This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposals listed above and in the Notice of Special Meeting for the Fund. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one Proxy Ballot -- because you have the right to vote on these important Proposals concerning your investment in the Fund.

     The word "you" is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Therefore, references to "you" or "shareholders" throughout the proxy materials usually can be read to include shareholders.

HOW DO I VOTE?

     Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot. These options require shareholders to input a control number, which is located on your Proxy Ballot. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet in addition to confirming their voting instructions prior to submission may also request an e-mail confirming their instructions.

     Joint owners must each sign the Proxy Ballot. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Proxy Ballot originally sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the Solicitor (defined below) toll-free at (866) 390-5116.

PROXY SOLICITOR

     The Trust has retained Computershare Fund Services (the "Solicitor") to assist in the solicitation of proxies, at an estimated cost of $22,000. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

     In situations where a telephonic proxy is solicited, the Solicitor's representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the person solicited agrees with the information provided to the Solicitor, then the Solicitor's representative has the responsibility to explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder's instructions on the Proposals. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (866) 390-5116. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

     The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for September 21, 2006 at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-992-0180 to ensure that sufficient accommodations are prepared.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

     Additional information about the Fund is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders. The Fund's most recent annual shareholder report for the fiscal year ended October 31, 2005, was mailed to shareholders on or around December 31, 2005. Copies of the Fund's semi-annual Report for the period ended April 30, 2006 will be mailed to shareholders on or around June 30, 2006.

     You can obtain copies of the prospectus, statement of additional information, semi-annual report, and annual shareholder report of the Fund, upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling 1-800-992-0180. This Proxy Statement should be read in conjunction with the annual shareholder report.

     Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at 1-800-992-0180. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern Time.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote "FOR" each of the Proposals described in this Proxy Statement.

                                  PROPOSAL ONE

                  APPROVAL OF A CHANGE IN INVESTMENT OBJECTIVE

WHAT IS PROPOSAL ONE?

     At a meeting on May 25, 2006, the Board authorized a change in the Fund's investment objective, as discussed below. The Fund's investment objective is a fundamental policy; therefore, any change in the objective requires shareholder, as well as Board, approval. The change is being proposed so that the Fund's investment objective is consistent with modifications that are being made to its investment strategy, which also are discussed below.

     The proposed new investment objective would be a non-fundamental policy. This means that, in the future, the new objective could be modified without shareholder approval. Changes in non-fundamental policies, however, remain subject to the approval of the Board.

HOW WILL THE PROPOSAL CHANGE THE INVESTMENT OBJECTIVE OF THE FUND?

     The Fund's current investment objective is "to attain capital appreciation and hedge against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world" ("Current Investment Objective"). It is proposed that the Fund's investment objective be changed to that of seeking "to attain long term capital appreciation" ("Proposed Investment Objective").

     The Board has determined that it is appropriate to transition the Fund's investment strategy to a broader, global natural resources strategy. The expanded investment mandate is expected to provide shareholders with exposure to a wider variety of commodities issuers throughout the world, while still enabling the Fund to invest in precious metals.

     The change in the investment objective allows the Fund to be managed to seek long term capital appreciation, without being restricted to investing primarily in precious metals and securities related to precious metals. The Proposed Investment Objective is consistent with the proposed new global natural resources mandate, as it affords the Fund the flexibility to seek investment in a broader range of commodities issuers.

     The Board also has determined that the Proposed Investment Objective should be non-fundamental. While it is not anticipated that there would be any future modifications to the Proposed Investment Objective, a non-fundamental investment objective gives the Board the latitude to make changes to the objective, in the interest of shareholders, without incurring the cost of proxy solicitation. If shareholders approve the proposed non-fundamental objective, any change to the Proposed

Investment Objective made in the future would be considered and approved by the Board and disclosed to shareholders in the next annual report following the change.

WILL THERE BE ANY CHANGES TO THE INVESTMENT STRATEGY AND THE NAME OF THE FUND?

     Yes. Along with changing the Fund's investment objective, the Fund's strategy also is to be modified. The new strategy reflects a global natural resources mandate, and is consistent with the Proposed Investment Objective. Furthermore, consistent with the global natural resources mandate, the name of the Fund will be changed to "ING Global Natural Resources Fund."

     OVERVIEW OF THE CURRENT INVESTMENT STRATEGY

     Under its current investment strategy, the Fund normally invests at least 80% of its assets in precious metals and securities related to precious metals. There is an emphasis in the Fund's portfolio on gold-related investments, as at least 65% of the Fund's assets normally are invested in gold bullion and the equity securities of companies that commit at least 50% of their assets to or derive at least 50% of their total revenues or earnings from business operations in the exploration, mining, processing, fabrication or distribution of gold ("gold-related" companies). The Fund may invest the remaining 35% of its assets in other precious metals or materials, including silver, platinum, and palladium, and in the equity securities of companies that commit at least 50% of their assets to or derive at least 50% of their total revenues or earnings from business operations in the exploration, mining, processing, fabrication or distribution of silver or other precious metals or materials ("silver-related" companies).

     The Fund also may invest in other types of securities, including preferred stocks of gold-related and silver-related companies, or companies related to other precious metals. The Fund seeks to invest less than half of the value of its assets directly in gold bullion or other forms of gold, silver, or and other precious metals (as opposed to securities). The Fund normally invests in large capitalization companies, but also may invest in mid- and small-sized companies. A substantial portion of the Fund's investments will be in the securities of foreign issuers, including emerging markets issuers. The Fund is non-diversified, meaning that it may invest a significant portion of its assets in a single issuer. The Fund may lend portfolio securities on a short- or long-term basis, up to 33 1/3 of its portfolio securities.

     DISCUSSION OF THE NEW INVESTMENT STRATEGY

     It is anticipated that, under the new investment strategy, the Fund will normally invest at least 80% of its assets in the equities of producers of commodities or "hard asset" companies. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:

     -    precious metals;

     -    ferrous and non-ferrous metals;

     -    integrated oil;

     -    gas/other hydrocarbons;

     -    forest products;

     -    agricultural commodities; and

     -    other basic materials that can be priced by a market.

     Equity securities in which the Fund would invest under the Proposed Investment Objective and in accordance with the global natural resources strategy would include common and preferred stocks and American Depositary Receipts and Global Depositary Receipts, but also could include other types of equity and equity derivative securities. The Fund also would be permitted invest in structured notes, whose value is linked to the price of a hard asset commodity or a commodity index.

     The Fund would be permitted to invest up to a maximum of 50% of its net assets in any of the above natural resources sectors. This investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these categories of commodities.

     The Fund also would be permitted to invest in:

     -    securities of foreign issuers;

     -    companies not engaged in the production of commodities;

     -    investment-grade corporate debt;

     -    U.S. government or foreign obligations;

     -    money market instruments;

     -    repurchase agreements; and

     -    derivatives.

     The Fund would be able to invest directly in commodities, including gold bullion and coins. Equity securities in which the Fund would invest may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:

     -    common stock;

     -    direct equity interests in trusts;

     -    preferred stock;

     -    joint ventures;

     -    rights;

     -    "partly paid" securities;

     -    warrants;

     -    partnerships;

     -    "when-issued" securities; and

     -    restricted securities.

WHAT RISKS ARE ASSOCIATED WITH THE PROPOSED NEW INVESTMENT STRATEGY?

     As is the case under the Fund's current investment strategy, you could lose money on an investment in the Fund. Further, the Fund would continue to be subject to risks associated with price volatility; investment in foreign issuers; precious metals investment; non-diversification, industry concentration; and securities lending.

     If the Proposed Investment Objective and new global resources strategy are implemented, the Fund may also be affected by the following additional risks:

     - HARD ASSET RISK - The production and marketing of hard assets (commodities) may be affected by actions and changes in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs.

     - OVER-THE-COUNTER ("OTC") INVESTMENT RISK - Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

WHAT IS THE REQUIRED VOTE?

     Approval of Proposal One by the Fund's shareholders requires an affirmative vote of the lesser of (1) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL ONE?

     If shareholders of the Fund do not approve Proposal One, the Fund will continue to be managed under the Current Investment Objective, and the Board will determine what action, if any, should be taken.

WHAT IS THE RECOMMENDATION OF THE BOARD?

     Based upon its review, the Board has determined that Proposal One is in the best interests of the Fund and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at the Board's May 25, 2006 meeting, unanimously approved Proposal One and voted to recommend its approval to shareholders of the Fund. The Board is recommending that shareholders of the Fund vote "FOR" Proposal One to approve the change in the Fund's investment objective.

                                  PROPOSAL TWO

              APPROVAL TO CHANGE THE FUND'S FUNDAMENTAL INVESTMENT
                  RESTRICTION GOVERNING INDUSTRY CONCENTRATION

     A mutual fund is required to establish a policy governing the percentage of its assets that it is permitted to invest in a single industry. Any fund that invests more than 25% in a particular industry is deemed to be "concentrated" in that industry.

     Implementation of the proposed global natural resources strategy will require modifications to the Fund's fundamental investment policies, in addition to the change in fundamental investment objective discussed in Proposal One. Specifically, the Fund is subject to a number of restrictions on its permitted investments that identify prohibited activities and/or investments. The limit on industry concentration must be modified to enable the Fund to properly implement the global natural resources strategy.

     The Fund's investment restriction governing industry concentration is fundamental. Therefore, it can only be changed or eliminated with the approval of shareholders. Shareholders are being asked to modify the restriction governing industry concentration, to allow the Fund operate and invest in a manner consistent with both the Proposed Investment Objective and the new global natural resources investment strategy being adopted.

WHAT IS THE FUND'S CURRENT POLICY REGARDING INDUSTRY CONCENTRATION?

     The Fund's current fundamental investment restriction number 3, governing the concentration of its investments in a single industry, provides as follows:

     The Fund, unless otherwise indicated, may not concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to gold and gold-related securities, and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     The current investment restriction is consistent with the Fund's current policy of concentrating in gold-related securities, as it carves out of the restriction on industry concentration investment in gold and gold-related securities.

WHY MUST THE CURRENT POLICY REGARDING INDUSTRY CONCENTRATION BE MODIFIED?

     Under the proposed global natural resources strategy, the Fund needs the flexibility to concentrate in hard assets issuers, other than gold-related companies.

WHAT IS THE PROPOSED MODIFICATION REGARDING INDUSTRY CONCENTRATION?

     The Board recommends that shareholders vote to modify this fundamental investment restriction as set out below. (The proposed modification is indicated by a strikethrough of the current language, with the proposed new terms in bold, italicized text.)

     The Fund, unless otherwise indicated, may not concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to *{gold and gold related securities} ISSUERS THAT ARE IN THE GROUP OF INDUSTRIES ENGAGED IN THE EXPLORATION, DEVELOPMENT, PRODUCTION, DISTRIBUTION OR RELATED ACTIVITIES INVOLVING HARD ASSETS OR to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     The purpose of the proposed modification is to specifically exclude, from the Fund's fundamental limitation on industry concentration, investment in industries whose issuers are engaged in hard asset activities. The new policy is consistent with the proposed global natural resources investment strategy and the Proposed Investment Objective. The Board therefore recommends that shareholders vote to modify the fundamental investment restriction governing industry concentration.

WHAT IS THE REQUIRED VOTE?

     Approval of Proposal Two by the Fund's shareholders requires an affirmative vote of the lesser of (1) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL TWO?

     If shareholders of the Fund do not approve Proposal Two, the Fund will continue to operate subject to the current fundamental investment restriction governing industry concentration, and the Board will determine what action, if any, should be taken.

WHAT IS THE RECOMMENDATION OF THE BOARD?

     Based upon its review, the Board has determined that Proposal Two is in the best interests of the Fund and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at the Board's May 25, 2006 meeting, unanimously approved Proposal Two and voted to recommend its approval to shareholders of the Fund. The Board is recommending that shareholders of the Fund vote "FOR" Proposal Two to approve the change to the Fund's fundamental investment restriction governing industry concentration.

* Language indicated as being shown by strike-through in the typeset document is enclosed in brackets "{" and "}" in the electronic format.

                                 PROPOSAL THREE

                  APPROVAL TO ELIMINATE THE FUND'S FUNDAMENTAL
                  INVESTMENT RESTRICTION GOVERNING COMMODITIES
                                   INVESTMENT

     The Fund's investment restriction governing commodities investment is fundamental. Therefore, it can only be eliminated with the approval of shareholders. Shareholders are being asked to eliminate the Fund's fundamental investment restriction governing commodities investment, to allow the Fund operate and invest in a manner consistent with both the Proposed Investment Objective and the new global natural resources investment strategy being adopted.

     The Fund's current fundamental investment restriction number 4, concerning investing in commodity contracts, states as follows:

     The Fund, unless otherwise indicated, may not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts. Transactions in gold, platinum, palladium or silver bullion will not be subject to this restriction.

     Under the proposed global natural resources strategy, the Fund would need the latitude to invest in a full range of commodities, including agricultural commodities, gas, oil, ferrous metals, and forest products, as well as in precious metals. Eliminating fundamental investment restriction number 4 would enable the Fund to invest directly in commodities in addition to precious metals. This would be consistent with the Proposed Investment Objective and the new global natural resources investment strategy being adopted.

     If the shareholders approve the elimination of fundamental investment restriction number 4 concerning commodities investment, the following fundamental investment policy will be adopted in its place:

     The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by: (i) the Investment Company Act of 1940 ("1940 Act"), as amended, or interpretations and modifications by the U.S. Securities and Exchange Commission (the "SEC"), SEC staff or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

WHAT IS THE REQUIRED VOTE?

     Approval of Proposal Three by the Fund's shareholders requires an affirmative vote of the lesser of (1) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL THREE?

     If shareholders of the Fund do not approve Proposal Three, the Fund will continue to operate subject to the current fundamental investment restriction governing commodities investment, and the Board will determine what action, if any, should be taken.

WHAT IS THE RECOMMENDATION OF THE BOARD?

     Based upon its review, the Board has determined that Proposal Three is in the best interests of the Fund and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at the Board's May 25, 2006 meeting, unanimously approved Proposal Three and voted to recommend its approval to shareholders of the Fund. The Board is recommending that shareholders of the Fund vote "FOR" Proposal Three to approve eliminating the Fund's fundamental investment restriction governing commodities investment.

                                  PROPOSAL FOUR

   APPROVAL TO MODIFY THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION GOVERNING
                           ITS ABILITY TO BORROW MONEY

      The 1940 Act requires a mutual fund to establish and disclose its policy governing the fund's ability to borrow money. Further, the 1940 Act establishes certain limits on amounts that a mutual fund may borrow, as well as the parties from which it is permitted to borrow.

      The Fund's current investment restriction governing borrowing is more restrictive than is required under the 1940 Act. Under the proposed global natural resources strategy, the Fund would need the latitude to borrow to the extent permitted under the 1940 Act, consistent with its investment objective and strategies.

      As was the case with the restrictions discussed in Proposals 2 and 3, the Fund's investment restriction governing borrowing is fundamental. Therefore, it can only be changed with the approval of shareholders. At the meeting, shareholders will be asked to modify the restriction governing borrowing money to permit the Fund to borrow to the extent permitted under the 1940 Act.

WHAT IS THE FUND'S CURRENT POLICY REGARDING ITS ABILITY TO BORROW MONEY?

      The Fund's current fundamental investment restriction number 7, concerning borrowing money, states that:

      The Fund, unless otherwise indicated, may not:

      borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

WHY MUST THE FUND'S POLICY REGARDING ITS ABILITY TO BORROW MONEY BE MODIFIED?

        Under the 1940 Act, a mutual fund is permitted to borrow from banks, provided that it maintains 300% asset coverage for all such borrowings. This means that a mutual fund may borrow in amounts not exceeding 33 1/3% of the fund's total assets (including amounts borrowed) less liabilities (other than borrowings). The 1940 Act further provides that any borrowings that exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

      The Fund's current investment restriction governing borrowing is more restrictive than is required under the 1940 Act, as well as under the proposed global natural resources strategy. More particularly, the current restriction limits borrowings for temporary emergency purposes to a maximum of 5% of the value of the Fund's total assets at the time of the loan, even though a mutual fund may borrow up to 33 1/3% of its total assets. In addition, under the current strategy the Fund may invest in reverse repurchase agreements, which, in certain cases, may be deemed to be borrowings, but only up to 5% of the Fund's total assets. Neither of these restrictions is required under the 1940 Act.

WHAT IS THE PROPOSED MODIFICATION REGARDING BORROWING MONEY?

       The Board recommends that shareholders vote to modify fundamental investment restriction number 7, which governs the Fund's ability to borrow money, by replacing the current restriction with the language set out below.

      The Fund, unless otherwise indicated, may not:

      borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.

      The proposed modification of the Fund's fundamental restriction governing borrowing would afford the Fund the maximum flexibility allowed under the 1940 Act to meet short-term liquidity needs, operate during temporary defensive periods, and invest in repurchase agreements, consistent with its investment objective and principal strategies. In addition, modifying the Fund's investment restriction, as set out above, would conform the Fund's policy on borrowing with the standard fundamental borrowing limitation adopted for all new Funds in the ING Funds complex.

WHAT IS THE REQUIRED VOTE?

      Approval of Proposal Four by the Fund's shareholders requires an affirmative vote of the lesser of (1) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL FOUR?

      If shareholders of the Fund do not approve Proposal Four, the Fund will continue to operate subject to the current fundamental investment restriction governing its ability to borrowing money, and the Board will determine what action, if any, should be taken.

WHAT IS THE RECOMMENDATION OF THE BOARD?

      Based upon its review, the Board has determined that Proposal Four is in the best interests of the Fund and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at the Board's May 25, 2006 meeting, unanimously approved Proposal Four and voted to recommend its approval to shareholders of the Fund. The Board is recommending that shareholders of the Fund vote "FOR" Proposal Four to approve the change to the Fund's fundamental investment restriction governing its ability to borrow money.

                                  PROPOSAL FIVE

                       APPROVAL OF A "MANAGER-OF-MANAGERS"
             ARRANGEMENT FOR THE FUND TO PERMIT ING INVESTMENTS TO
                 ENTER INTO, OR MATERIALLY AMEND, SUB-ADVISORY
               AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL

WHAT IS PROPOSAL FIVE?

     Investment management services are currently being provided to the Fund by ING Investments pursuant to an Investment Management Agreement between ING Investments and the Fund. Subject to the supervision and approval of the Board and approval of the shareholders of the Fund, ING Investments is responsible for managing the assets of the Fund and is permitted, under the terms of the Investment Management Agreement, to engage sub-advisers to provide portfolio management services to the Fund. If ING Investments delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

     Under the Investment Management Agreement, ING Investments monitors the investment program of the sub-adviser to the Fund, reviews all data and financial reports prepared by the sub-adviser, establishes and maintains communications with the sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser to the Fund, ING Investments also oversees and monitors the performance of the Fund's sub-adviser and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing the Fund.

     The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by the Fund's shareholders under the 1940 Act. The SEC has issued an exemptive order (the "Order") permitting ING Investments to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of Independent Trustees) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a "Manager-of-Managers" fund. ING Investments and the Fund can operate the Fund as a Manager-of-Managers fund in reliance upon the exemptive order only if, among other things, the Fund's shareholders have approved the Manager-of-Managers arrangement.

     Shareholders of the Fund are therefore being asked to approve operation of the Fund as a Manager-of-Managers fund. If Proposal Five is approved, ING Investments, as investment adviser to the Fund, will be permitted to enter into sub-advisory agreements with respect to the Fund, or to materially modify certain sub-advisory agreements with prior approval by the Board, but without such sub-advisory agreements being approved by the shareholders of the Fund. The Manager-of-Managers arrangement has previously been implemented by other funds in the ING Family of Funds.

WHO IS THE FUND'S ADVISER?

     ING Investments, whose principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is an Arizona limited liability company, which serves as the investment adviser to the Fund. See APPENDIX B for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments. ING Investments is registered with the SEC as an investment adviser. ING Investments is a wholly-owned subsidiary of ING Capital Corporation, LLC, which, in turn, is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Groep"). ING Groep, which is located at Strawinskylaan 2631, 1077 ZZ Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. As of May 31, 2006, ING Investments managed over $35 billion in assets.

WHAT IS THE PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT?

     On May 24, 2002, the SEC issued the Order permitting ING Investments, with the approval of the Board, to enter into or materially modify sub-advisory agreements with an unaffiliated sub-adviser without requiring shareholder approval. The Fund and ING Investments anticipate that this relief would benefit the Fund's shareholders to the extent that it will give the Fund and ING Investments additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. The Fund will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an "affiliated person," as defined in the 1940 Act, of the Fund or ING Investments, other than by reason of serving as a sub-adviser to the Fund ("Affiliated Sub-Adviser"). In addition, the Board and ING Investments would not be able to materially amend the Investment Management Agreement without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

     The Order also permits the Fund to disclose in its registration statement the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower portfolio management fees with ING Investments. Despite this relief, the ING Funds have nonetheless followed a practice of disclosing the fee paid to sub-advisers.

     In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Fund and ING Investments anticipate relying on the new rule. Moreover, the Fund and ING Investments may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate or rely on any further SEC rule, which would permit ING Investments to enter into new or to materially modify sub-advisory agreements with Affiliated Sub-Advisers without obtaining shareholder approval. In addition to seeking approval of the Manager-of-Managers arrangement granted under the Order, we are seeking shareholder approval to also apply the Manager-of-Managers arrangement to Affiliated Sub-Advisers, subject to necessary regulatory relief. The Fund has not applied for such relief and there is no guarantee such relief would be granted if applied for.

     The Manager-of-Managers arrangement will enable the Fund to operate with greater efficiency by allowing ING Investments to employ sub-advisers best suited to the needs of the Fund, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

WHAT ARE THE CONDITIONS OF THE EXEMPTIVE RELIEF GRANTED PURSUANT TO THE ORDER?

     Under the terms of the Order, the Fund and ING Investments are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before ING Investments and the Fund may implement the arrangement described above permitting ING Investments to enter into or materially amend sub-advisory agreements. In addition, the Fund must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent regulations ING Investments would be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of a change to a sub-advisory arrangement the Fund's shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would otherwise be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. The Order also requires ING Investments to provide the Board, no less frequently than quarterly, information about ING Investments' profitability on a per fund basis, which reflects the impact on ING Investments' profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

WHAT IS THE REQUIRED VOTE?


     Approval of Proposal Five by the Fund's shareholders requires an affirmative vote of the lesser of (1) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL FOUR?

     If shareholders of the Fund do not approve the Manager-of-Managers arrangement, it will not be implemented and the Fund will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Fund or any material changes to sub-advisory agreements.

WHAT ARE THE FACTORS CONSIDERED BY THE BOARD?

     In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangement to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by ING Investments. Further, the Independent Trustees were advised by independent legal counsel with respect to these matters. At the May 25, 2006 meeting, the Board voted to submit Proposal Five to shareholders of the Fund.

     After carefully considering the Fund's contractual arrangement under which ING Investments has been engaged as an investment adviser, and ING Investments' experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by ING Investments. The Board also believes that this approach would be consistent with shareholders' expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

     The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, is required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

     The Board also considered that shareholder approval of Proposal Four will not result in an increase or decrease in the total amount of investment advisory fees paid by the Fund to ING Investments. When engaging sub-advisers and entering into sub-advisory agreements, ING Investments has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ING Investments and not by the Fund. Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments. The fees paid by the Fund to ING Investments and the fees paid by ING Investments to the sub-adviser are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to ING Investments by the Fund would continue to require shareholder approval. If shareholders approve Proposal Four, ING Investments, pursuant to the Investment Management Agreement and other agreements, will continue to provide the same level of management and administrative services to the Fund as it is currently providing.

     The Board concluded that it is appropriate and in the best interests of the Fund's shareholders to provide ING Investments and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Fund to operate more efficiently. Currently, to appoint a sub-adviser to the Fund or to materially amend a sub-advisory agreement, the Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. In addition, if a sub-adviser to the Fund is acquired or there is a change of control of the sub-adviser that results in the "assignment" of the sub-advisory agreement with ING Investments, the Fund currently must seek approval of a new sub-advisory agreement from shareholders, even when there will be no change in the persons managing the Fund. This process is time-consuming and costly, and some of the costs may be borne by the Fund. Without the delay inherent in holding a shareholder meeting, ING Investments and the Fund would be able to act quickly to appoint a sub-adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Fund.

WHAT IS THE RECOMMENDATION OF THE BOARD?
     Based on its review and considerations described above, the Board has determined that approving the Manager-of-Managers arrangement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Trustees present at the Board's May 25, 2006 meeting, unanimously approved the new Manager-of-Managers arrangement and voted to recommend its approval to shareholders of the Fund. The Board is recommending that shareholders of the Fund vote "FOR" Proposal Five to approve a manager-of-managers arrangement.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

     The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Senior Vice President and Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Proxy Ballot. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under "What are the voting rights and the quorum requirements?"

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

     If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

     If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

     June 30, 2006 has been chosen by the Board as the Record Date. Each share of each class of the Fund on the Record Date is entitled to one vote and fractional shares are counted. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Special Meeting and any adjournment(s) or postponement(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning 33 1/3% of the Fund's outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

     In the event that a quorum of shareholders is not represented at the Special Meeting, or if a quorum is present but sufficient votes to approve one or more of the Proposals are not received, the meeting may be adjourned by a majority of the Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Proxy Ballot will vote as directed by the shareholder under the Proxy Ballot. In the absence of voting directions under any proxy that is signed and returned, they intend to vote "FOR" the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE FUND?

     ING Funds Services, LLC ("ING Funds Services"), an affiliate of ING Investments, serves as the administrator to the Fund. With respect to the Fund, ING Funds Services was paid $83,803 for the fiscal year ended October 31, 2005. ING Funds Distributor, LLC ("ING Funds Distributor"), an indirect, wholly owned subsidiary of ING Groep, N.V. serves as the principal underwriter to the Fund. With respect to the Fund, ING Funds Distributor was paid $13,494 for the fiscal year ended October 31, 2005. ING Funds Services and ING Funds Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The Fund anticipates that such services will continue to be provided. See APPENDIX B for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Funds Services and ING Funds Distributor.

WHO PAYS FOR THIS PROXY SOLICITATION?

     The Fund will pay the expenses in connection with the Notice, this Proxy Statement and the Special Meeting of Shareholders. The Fund will also bear the costs of printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

     The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY BALLOT IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU ALSO MAY VOTE VIA TELEPHONE OR VIA THE INTERNET. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR PROXY BALLOT.


                                        /s/ Huey P. Falgout, Jr.
                                        ----------------------------------------
                                        Huey P. Falgout, Jr.
                                        Secretary

August 4, 2006
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                   APPENDIX A

            BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF THE FUND
                               AS OF JUNE 30, 2006

                                  PERCENT OF CLASS AND
NAME AND ADDRESS OF SHAREHOLDER    TYPE OF OWNERSHIP*    PERCENTAGE OF FUND
-------------------------------   --------------------   ------------------
Charles Schwab & Co Inc.             20.4% Class A;             20.4%
Reinvest Account                       Beneficial
Attn:  Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

* EACH OF THESE ENTITIES IS THE SHAREHOLDER OF RECORD AND MAY BE DEEMED TO BE THE BENEFICIAL OWNER OF THE SHARES LISTED FOR CERTAIN PURPOSES UNDER THE SECURITIES LAWS, ALTHOUGH IN CERTAIN INSTANCES THEY MAY NOT HAVE AN ECONOMIC INTEREST IN THESE SHARES AND WOULD, THEREFORE, ORDINARILY DISCLAIM ANY BENEFICIAL OWNERSHIP THEREIN.

                                   APPENDIX B

              PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
                   Shaun P. Mathews - Executive Vice President
   Robert S. Naka - Executive VP, Chief Operating Officer, Assistant Secretary
                        Michael J. Roland - Executive VP
        Stanley D. Vyner - Executive VP and Chief Investment Risk Officer
            Kimberly A. Anderson - Senior VP and Assistant Secretary
  Jeffrey A. Bakalar - Senior VP and Co-Senior Portfolio Manager - Senior Loans
       Lydia L. Homer - Senior VP, Chief Financial Officer, and Treasurer
        Curtis F. Lee - Senior VP and Chief Credit Officer - Senior Loans
                             Todd Modic - Senior VP
    Daniel A. Norman - Senior VP & Co-Senior Portfolio Manager - Senior Loans
           Joseph M. O'Donnell - Senior VP & Chief Compliance Officer
                           Elliot A. Rosen - Senior VP
                         Laurie Tillinghast - Senior VP
          Victor P. Torchia, Jr. - Senior VP and Head of Equity Trading
                          Robert L. Wilson - Senior VP
                      Peter E. Caldwell - VP and Controller
                         Huey P. Falgout Jr. - Secretary

                PRINCIPAL EXECUTIVE OFFICERS OF ING MUTUAL FUNDS
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
            James M. Hennessy - President and Chief Executive Officer
                  Michael J. Roland - Executive Vice President
                   Stanley D. Vyner - Executive Vice President
    Joseph O'Donnell - Executive Vice President and Chief Compliance Officer Robert S. Naka - Executive VP, Chief Operating Officer, and Assistant Secretary Todd Modic - Senior VP, Chief/Principal Financial Officer, and Asst. Secretary
                        Kimberly A. Anderson - Senior VP
                         Ernest J. C'Debaca - Senior VP
                            Robert Terris - Senior VP
                        Robyn Ichilov - VP and Treasurer
                           Huey P. Falgout - Secretary

             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
       Robert S. Naka - Executive Vice President, Chief Operating Officer,
                                Asst. Secretary
                        Michael J. Roland - Executive VP
            Kimberly A. Anderson - Senior VP and Assistant Secretary
          Ernest J. C'Debaca - Senior VP, Division Compliance Director
       Lydia L. Homer - Senior VP, Chief Financial Officer, and Treasurer
                             Todd Modic - Senior VP
                       Peter Caldwell - VP and Controller
                     Huey P. Falgout, Jr. - VP and Secretary

           PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS DISTRIBUTOR, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                     Robert J. Boulware - President and CEO
               James M. Hennessy - Senior Executive Vice President
 Robert S. Naka - Executive VP, Chief Operating Officer, and Assistant Secretary
                        Michael J. Roland - Executive VP
                     Lydia L. Homer - Senior VP & Treasurer
            Kimberly A. Anderson - Senior VP and Assistant Secretary
              Lauren D. Bensinger - VP and Chief Compliance Officer
         Peter E. Caldwell - VP, Controller, and Chief Financial Officer
                        Huey P. Falgout, Jr. - Secretary

                      (This page intentionally left blank)

                                                3 EASY WAYS TO VOTE YOUR PROXY
                   VOTE BY PHONE: Call toll free 1-866-390-5116 and follow the recorded instructions.
         VOTE ON THE INTERNET: Log on to PROXYWEB.COM and follow the on-screen instructions.
                 VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Card, sign and date the Proxy Card
                                          and return in the envelope provided.
 If you vote via phone or internet, you do not need to return your Proxy Card.

                                                              ING MUTUAL FUNDS
             PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 21, 2006
                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING PRECIOUS METALS FUND

      The undersigned hereby appoint(s) HUEY P. FALGOUT, JR., THERESA K. KELETY, AND TODD MODIC or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on September 21, 2006 at 10:00 a.m., Local time, and at any adjournment(s) or postponement(s) thereof.

      This proxy will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS.

       PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE
                              ENCLOSED ENVELOPE.


-----------------------------------               -----------------------
Signature (s) (if held jointly)                   Date

      This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Join owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

      TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To approve a change in the Fund's investment objective from a fundamental investment objective of attaining "capital appreciation and hedging against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world" to a non-fundamental investment objective of attaining "long-term capital appreciation";


     For  [  ]                   Against [  ]               Abstain [  ]

2. To approve modifying the Fund's fundamental investment restriction governing industry concentration;


     For  [  ]                   Against [  ]               Abstain [  ]


3. To approve eliminating the Fund's fundamental investment restriction governing commodities investment;


     For  [  ]                   Against [  ]               Abstain [  ]


4. To approve modifying the Fund's fundamental investment restriction governing its ability to borrow money; and


     For  [  ]                   Against [  ]               Abstain [  ]


5. To approve a "Manager-of-Managers" arrangement for the Fund to permit ING Investments, LLC, in its capacity as the Fund's investment adviser, subject to prior approval by the Board of Trustees of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.


     For  [  ]                   Against [  ]               Abstain [  ]


                     PLEASE SIGN AND DATE ON THE REVERSE SIDE.